UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
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☐ Soliciting Material Pursuant to §240.14a-12
KushCo Holdings, Inc.
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On July 9, 2021, KushCo Holdings, Inc. (“KushCo”) (the (“Company”) issued the following letter to stockholders as part of the proxy materials delivered in connection with the Company's special meeting of stockholders to approve its previously announced merger with Greenlane Holdings, Inc. (“Greenlane”).

Dear Fellow Stockholders,

We are thrilled to announce that we are making tremendous progress toward closing our proposed merger with Greenlane Holdings, Inc. (Nasdaq: GNLN).

This merger is expected to bring a significant number of strategic and financial benefits to the combined company, and specifically to KushCo stockholders, including but not limited to the following:

•Enhanced Financial Scale and Platform for Profitable Growth: Combined company is expected to generate more than $300 million in total revenue for the year ended December 31, 2021, and will have a strong platform for accelerated organic and profitable growth that can help the combined company to capitalize on attractive market opportunities as the industry continues to grow and evolve.

•Significant Expected Cost Savings: The merger is expected to generate approximately $15 million to $20 million of annual run-rate cost synergies within 24 months from the closing of the merger. These synergies are expected to result from the economies of scale that will be realized following the merger, an optimized distribution network, and reduced operating expenses.

•Best-in-Class Proprietary Owned Brands Offering Meaningful Cross-Selling Opportunities: The combined company will offer curated proprietary owned brands—including packaging innovator Pollen Gear™, VIBES™ rolling papers, Marley Natural™ Accessories, K.Haring Glass Collection, Aerospaced grinders, Eyce specialty silicone smoking products, and Higher Standards retail stores and brand—which provide significant cross-sell opportunities, especially for KushCo’s premier customer base of top multi-state operators, licensed producers, and leading brands.

•Nasdaq Listing and Access to More Liquidity: Upon closing, the combined company will retain the Greenlane corporate name and Nasdaq listing with the ticker “GNLN.” We expect that getting uplisted on Nasdaq will result in a number of benefits for our shareholders, including greater liquidity, increased institutional stockholders and additional coverage by Wall Street analysts.

BUT IN ORDER TO REALIZE THE EXPECTED BENEFITS OF THIS MERGER, WE NEED YOUR VOTE!

The merger is critical to our growth strategy, so please vote TODAY to (1) APPROVE the Merger Agreement and (2) APPROVE one or more adjournments of the virtual Special Meeting to another date, time and/or place, if necessary or appropriate, to solicit additional proxies to approve the Merger Agreement.

You do not need to join us at the virtual Special Meeting to cast your vote. You can vote online in just a few minutes. Your support is extremely important, no matter how many shares you own.

The virtual Special Meeting of KushCo’s Stockholders will be held on Thursday, August 26th, 2021 at 12:00 p.m., Eastern Time, conducted via live audio webcast. You will be able to attend by visiting www.virtualshareholdermeeting.com/KSHB2021SM.

In any event, please submit the enclosed proxy to have your shares voted promptly, whether or not you plan to attend the Special Meeting. You may submit your proxy online, as well as by telephone or by mail. Please review the instructions on the proxy or voting instruction form regarding each of these voting options.

If you have any questions, or need any assistance in voting your shares, please contact Morrow Sodali LLC at (833) 497-7396 toll-free or at (203) 658-9400 or by email at kshb@info.morrowsodali.com.

Thank you for your interest and investment in KushCo.

Sincerely,

Nick Kovacevich, Co-founder, Chairman and Chief Executive Officer, KushCo Holdings, Inc.

Important Information for Investors and Stockholders

In connection with the proposed transaction, Greenlane has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (File No. 333-256582) (as amended, the “Registration Statement”) that was declared effective by the SEC on July 2, 2021. The Registration Statement includes a preliminary joint proxy statement of Greenlane and KushCo that also constitutes a prospectus of Greenlane. The definitive joint proxy statement is being mailed to KushCo stockholders on or about July 6, 2021. KushCo and Greenlane also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders may obtain free copies of the joint proxy statement/prospectus and other relevant documents filed by KushCo and Greenlane with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the companies will be available free of charge on their respective websites at www.kushco.com and www.gnln.com.

Participants in Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction with Greenlane. KushCo, Greenlane and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of KushCo is set forth in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on December 28, 2020. Information about the directors and executive officers of Greenlane is set forth in its joint proxy statement/prospectus dated July 2, 2021 for its 2021 annual meeting of stockholders forming a part of its registration statement on Form S-4 (File No. 333-256582), which was declared effective by the SEC on July 2, 2021. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is included in the proxy statement filed by KushCo with the SEC.
No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward- looking statements are based on current expectations, estimates and projections about the industry and markets in which KushCo and Greenlane operate and beliefs of, and assumptions made by, KushCo management and involve uncertainties that could significantly affect the financial results of KushCo or the combined company following the proposed transaction with Greenlane (the “Combined Company”). Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the business combination transaction with Greenlane, including future financial and operating results, and the Combined Company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that KushCo expects or anticipates will occur in the future are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although KushCo believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: risks associated with the companies’ ability to consummate the proposed transaction, including the risk that one of the necessary proposals is not approved by the required vote, the timing and closing of the proposed transaction and unexpected costs or unexpected liabilities that may arise from the proposed transaction, whether or not consummated; risks related to disruption of management’s attention from the ongoing business operations due to the proposed transaction; the effect of the announcement of the proposed transaction on KushCo’s or Greenlane’s business relationships with, third-party suppliers and service suppliers and businesses generally; the success of the Combined Company in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate acquisitions or investments; changes in national, regional and local economic climates; public health crises, including the COVID-19 pandemic; changes in financial markets and interest rates, or to the business or financial condition of KushCo, Greenlane or the Combined Company or their respective businesses; the nature and extent of future competition; KushCo’s or the Combined Company’s ability to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; availability to KushCo and the Combined Company of financing and capital; the impact of any financial, accounting, legal or regulatory issues or litigation, including any legal proceedings, regulatory matters or enforcement matters that have been or in the future may be instituted against KushCo, Greenlane or others relating to the merger agreement, that may affect KushCo or the Combined Company; risks associated with acquisitions, including the integration of KushCo’s and Greenlane’s businesses; and those additional risk factors of KushCo, Greenlane and the Combined Company discussed in the definitive proxy statement filed by KushCo on July 2, 2021. Should one or more of the risks or uncertainties described above or in the definitive proxy statement, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this communication. All forward-looking statements, express or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that KushCo, Greenlane or persons acting on their behalf may issue. KushCo undertakes any duty to update any forward-looking statements appearing in this communication.